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                                                                    EXHIBIT 10.2





                                December 28, 1999


Petroglyph Energy, Inc.
1302 North Grand
Hutchinson, Kansas 67501

Gentlemen:

         1. SUBSCRIPTION.

         (a) The undersigned subscriber, III Exploration Company (the "Subscriber"), intending to be legally bound, irrevocably agrees to purchase from Petroglyph Energy, Inc., a Delaware corporation (the "Company"), one million shares (collectively, the "Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for $2.00 per share, for an aggregate purchase price of $2,000,000 (the "Purchase Price").

         (b) The Shares are being offered in a private offering of shares of Common Stock by the Company to the Subscriber, a qualified offeree, without registration under the Securities Act of 1933, as amended (the "Securities Act"), or qualification under applicable state securities laws ("Blue Sky Laws").

         2. PAYMENT. Pursuant to the terms of this subscription agreement, the undersigned shall, on the date hereof, transmit by wire transfer of immediately available funds the Purchase Price into the account designated by the Company. Concurrently therewith, the Company shall issue the Shares to the Subscriber.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER. In order to induce the Company to sell the Shares to the Subscriber, the Subscriber hereby represents, warrants and covenants to the Company as follows:

         (a) The Subscriber is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

         (b) The Subscriber has full power and authority to execute, deliver and perform this subscription agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Subscriber of this subscription agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate actions of the Subscriber. This subscription agreement has been duly and validly executed and delivered by the Subscriber and constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy laws, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law).

         (c) The execution, delivery and performance of this subscription agreement and the purchase of the Shares do not and will not conflict with, violate or constitute a default under any applicable law or regulation or any agreement or arrangement to which the Subscriber is a party or by which the Subscriber may be bound.


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         (d) The Subscriber represents and warrants that in order to make an informed decision in connection with the purchase of the Shares:

                  (i) the Subscriber has reviewed the merits and risks of an investment in the Shares with such tax and legal counsel to the extent deemed advisable by the Subscriber and is not relying on the Company nor any director, stockholder, employee, advisor or affiliate of the Company with respect to the economic, tax and other considerations relevant to the Subscriber relating to this investment;

                  (ii) the Subscriber (A) is familiar with the business and operations of the Company, has been provided with sufficient information with respect to the business and operations of the Company and has carefully reviewed the same, (B) has been provided with such additional information with respect to the Company as the Subscriber has requested and (C) has had the opportunity to discuss such information with members of the management of the Company and any questions that the Subscriber has had with respect thereto have been answered to the full satisfaction of the Subscriber;

                  (iii) the Subscriber recognizes that an investment in the Shares involves a high degree of risk; and

                  (iv) the Subscriber is a highly sophisticated investor who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

         (e) The Subscriber is acquiring the Shares solely for the Subscriber's own account, for investment purposes only and not with a view to, or for, subdivision, resale, distribution or fractionalization thereof, or for the account, in whole or in part, of any other person or entity. The Subscriber recognizes the restrictions on the transferability of the Shares and is able to bear the substantial economic risk of an investment in the Shares, including a complete loss thereof, for an indefinite period of time. The Subscriber has no need for liquidity of this investment and has no reason to anticipate any change in circumstances, financial or otherwise, or other particular occasion or event that might cause or require the Subscriber to attempt to sell or transfer any of the Shares.

         (f) The Subscriber understands that the sale of the Shares to the Subscriber is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and under applicable Blue Sky Laws. The Subscriber will not sell or otherwise transfer any or all of the Shares other than pursuant to a registration statement under the Securities Act that has become effective or pursuant to a specific exemption from registration under the Securities Act and applicable Blue Sky Laws. If any such transfer is pursuant to an exemption, such transfer shall be made only upon the Subscriber first having delivered to the Company a favorable written opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that the proposed sale or transfer is exempt from registration under the Securities Act and any applicable Blue Sky Laws; provided, however, that no such opinion of counsel shall be required for a sale duly made in compliance with Rule 144 promulgated under the Securities Act, or any successor or analogous rule to Rule 144, or if the holder would be permitted to transfer the securities pursuant to paragraph (k) of Rule 144 (it being agreed that the Company shall have the right to receive evidence satisfactory to it regarding compliance with such Rule or any successor or analogous rule prior to the registration of any such transfer).

         (g) The Subscriber understands that the Shares are not registered under the Securities Act or applicable Blue Sky Laws and such securities must be held indefinitely, unless the subsequent disposition thereof is registered under the Securities Act and applicable Blue Sky Laws or an exemption from such registration is available. The Subscriber acknowledges that the Company has not undertaken to register any of the Shares pursuant to the Securities Act and, except as provided in any existing registration rights



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agreement, will have no obligation to effect on behalf of the Subscriber any registration under the Securities Act or to assist the Subscriber in complying with any exemption from registration under the Securities Act or any Blue Sky Laws. The Subscriber understands that the exemption from registration afforded by certain rules and regulations under the Securities Act depends upon the satisfaction of various conditions and that, if applicable, such rules and regulations may afford the basis for sales of the Shares only in limited amounts.

         (h) The Subscriber acknowledges that the certificates evidencing the Shares, and any substitutions or replacements thereof, shall bear legends in substantially the following form:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THEY ARE FIRST REGISTERED PURSUANT TO THAT ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES A WRITTEN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

Upon request of a holder of such certificate, the Company shall remove the foregoing transfer legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received a written opinion of legal counsel who is reasonably satisfactory to the Company, addressed to the Company, to the effect that the foregoing transfer legend is no longer required in order to ensure compliance with the Securities Act and applicable Blue Sky Laws, provided that a sale of stock registered under the Act or transferred pursuant to Section 3(f)(B) hereof shall be issued to the transferee free of such legend.

         (i) The Subscriber represents and warrants that the Subscriber is an "accredited investor", as that term is defined in Rule 501 promulgated under the Securities Act, by virtue of the Subscriber being:

                  (i) a corporation, not formed for the specific purpose of acquiring the securities offered hereby, with total assets in excess of $5,000,000; and

                  (ii) a corporation all of whose shareholders or other equity owners are themselves accredited investors by virtue of this subparagraph or by subparagraphs (i) above.

         (j) The Subscriber represents and warrants that it meets the investor suitability standards imposed by applicable Blue Sky Laws.

         (k) The Subscriber is not subscribing to purchase the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

         (l) If the Subscriber is acting in a fiduciary capacity in purchasing the Shares, the fiduciary represents and warrants that he or she has authority to execute this Subscription Agreement on behalf of the person or persons for whom the Shares are being purchased, that such persons have been given this Subscription Agreement and have confirmed to the fiduciary that they have reviewed the same, and that the representations and warranties contained in this subscription agreement (and in any other written statement or document delivered to the Company) shall be deemed to have been made on behalf of such person or persons.


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         (m) All information which the Subscriber has furnished and is furnishing to the Company, including, without limitation, the representation as to the Subscriber's status as an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act and all other representations contained in this Subscription Agreement, are true, correct and complete as of the date of this subscription agreement, and if there should be any material change in such information prior to the Subscriber's receipt of the Shares, the Subscriber will immediately furnish such revised or corrected information to the Company. The Subscriber is executing and delivering this subscription agreement with full awareness of its implications and in recognition of the fact that the Company is relying on the Subscriber's representations and warranties contained herein in selling the Shares to the Subscriber, and that the Company and other investors may be damaged if such representations and warranties are false, incorrect or incomplete.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. In order to induce the Subscriber to subscribe for the Shares, the Company hereby represents, warrants and covenants to the Subscriber as follows:

         (a) The Company is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

         (b) The Company has full power and authority to execute, deliver and perform this subscription agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this subscription agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate actions of the Company. This subscription agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy laws, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law).

         (c) The execution, delivery and performance of this subscription agreement and the issuance of the Shares do not and will not conflict with, violate or constitute a default under any applicable law or regulation or any agreement or arrangement to which the Company is a party or by which the Company may be bound.

         (d) The authorized capital stock of the Company consists of (i) 25 million shares of Common Stock, and (ii) five million shares of preferred stock, par value $.01 per share. As of the date of this Agreement, there were issued and outstanding 5,458,333 shares of Common Stock and no shares of preferred stock. All outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable, and no shares of capital stock of the Company are subject to, nor have any been issued in violation of, preemptive or similar rights. All issuances, sales and repurchases by Buyer of shares of its capital stock have been effected in compliance with all applicable laws, including without limitation applicable federal and state securities laws.

         5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         6. CONSENT TO JURISDICTION.

         (a) The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of Delaware and the federal courts of the United States of America located in Delaware, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in



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respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this subscription agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. This consent to jurisdiction is being given solely for purposes of this subscription agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved.

         (b) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in subsection (a) above by the mailing of a copy thereof to the address for such party set forth below.

         7. SPECIAL BLUE SKY NOTICE. SPECIAL INFORMATION AND DISCLOSURES REQUIRED BY APPLICABLE BLUE SKY LAWS MAY APPEAR ON THE IMMEDIATELY FOLLOWING PAGE.




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         The Subscriber, by signing below as of the date indicated, acknowledges and agrees to the foregoing and subscribes to the purchase of the number of Shares set forth below.

                                    SUBSCRIBER:

                                    III EXPLORATION COMPANY


                                    By:   /s/ William C. Glynn
                                          -----------------------------
                                          William C. Glynn
                                          President



Address of Subscriber:              Number of Shares of Common Stock

---------------------------
                                    1,000,000
---------------------------



                                    If Subscriber is an entity, please indicate
Tax I.D. Number of Subscriber:      DATE and JURISDICTION of organization:


---------------------------         ---------------------------


Agreed to and accepted this 28th day of December, 1999.

PETROGLYPH ENERGY, INC.


By:  /s/ Robert C. Murdock
   ------------------------
     Robert C. Murdock
     President and Chief Executive Officer





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